UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Income Fund

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-800-357-9167.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-357-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Highland Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

CONSOLIDATED FUND PROFILE (unaudited)

Highland Income Fund

Objective

Highland Income Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2020

$911.6 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of Highland Income Fund at the end of the reporting period. Highland Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/2020 (%)(1)

AAA	0.80
BBB	0.93
BB	15.50
B	38.70
CCC	9.00
CC	0.61
D	1.31
NR	33.15

Sectors as of 6/30/2020 (%)(1)(2)

Real Estate	34.8
Financials	23.7
Information Technology	5.9
Healthcare	5.2
Communication Services	4.3

Top 10 Holdings as of 6/30/2020 (%)(2)(3)

Creek Pine 10.25%, (Preferred Stock)	24.0
NFRO REIT SUB, LLC (Common Stock)	10.9
CCS Medical, Inc., Term Loan 12.25%, 5/31/2021 (U.S. Senior Loans)	5.9
EDS Legacy Partners 7.50%, 12/14/2023 (U.S. Senior Loans)	5.7
FREMF Mortgage Trust, 11/25/2029 (Agency Collateralized Mortgage Obligations)	5.3
SFR WLIF II, LLC, (LLC Interest)	4.8
Metro-Goldwyn-Mayer, Inc. (Common Stock)	4.5
Creative Science Properties, Inc., (Preferred Stock)	3.9
SFR WLIF III, LLC, (LLC Interest)	2.4
FREMF Mortgage Trust, 1/25/2030 (Agency Collateralized Mortgage Obligations)	2.2

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in a cash equivalent.

Semi-Annual Report	1

CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2020	Highland Income Fund

A guide to understanding the Fund’s consolidated financial statements

Consolidated Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting periods. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Income Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 39.9%

BUSINESS EQUIPMENT & SERVICES - 1.0%
9,803,479	VM Consolidated Inc., Term Loan B1, 1st Lien, 02/28/25	9,386,832

COMMERCIAL SERVICES - 0.4%
3,502,592	Fort Dearborn Holding Company, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 10/19/23	3,302,944

		3,302,944

COMMUNICATION SERVICES - 0.7%
6,467,947	TerreStar Corporation, Term Loan D, 11.00% PIK 02/27/28 (b)(c)	6,429,140
50,260	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (b)(c)	49,958

		6,479,098

CONSUMER DISCRETIONARY - 2.5%
8,501,927	Truck Hero, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/22/24	7,781,941
4,076,667	Truck Hero, Inc., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 04/21/25	3,791,300
11,784,991	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 08/09/24	11,130,865

		22,704,106

CONSUMER PRODUCTS - 0.2%
3,317,015	Dayco Products, LLC, Term Loan B, VAR LIBOR USD 3 Month+4.250%, 05/08/23	2,118,743

ENERGY - 1.5%
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	318,081
15,771,555	Traverse Midstream Partners LLC, Term Loan, VAR LIBOR USD 3 Month+4.000%, 09/27/24	13,297,392

		13,615,473

FINANCIALS - 1.0%
935,253	Edelman Financial Center (The), Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 07/21/25	896,234
9,447,348	Edelman Financial Group (The), Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/26/26	8,659,108

		9,555,342

GAMING/LEISURE - 1.3%
22,764,040	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien, (b)(c)(d)	724,306

Principal Amount ($)		Value ($)

GAMING/LEISURE (continued)
48,791,955	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, (b)(c)(d)	—
13,442,392	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (b)(c)(e)	10,753,914

		11,478,220

HEALTHCARE - 7.7%
2,667,085	American Renal Holdings Inc., Term Loan B, VAR LIBOR USD 3 Month+3.250%, 06/21/24	2,520,396
13,611,111	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 05/15/25	10,733,654
1,995,833	Castle US Holding Corporation, Initial Dollar Term Loan, 1st Lien, 01/29/27	1,831,177
61,921,436	CCS Medical, Inc., Term Loan, 05/31/21 (b)(c)(e)	53,376,277
1,777,778	Sound Inpatient Physicians Holdings LLC, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/19/26	1,706,667

		70,168,171

INDUSTRIALS - 1.8%
4,510,098	Hayward Industries, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 08/05/24	4,357,882
10,299,501	Omnimax International, Inc., Unsecured Term Loan, 14.00% PIK 02/06/21 (b)(c)(e)	2,554,276
4,000,000	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.500%, 10/11/25	3,100,000
6,908,127	PSC Industrial Holdings Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/11/24	6,240,319

		16,252,477

INFORMATION TECHNOLOGY - 9.4%
8,834,475	Avaya Inc., Tranche B Term Loan, VAR LIBOR USD 3 Month+4.250%, 12/15/24	8,185,142
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (b)(c)(e)	51,471,000
9,850,000	Intermedia Holdings, Inc., New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 07/21/25	9,668,415
2,800,000	Kronos Incorporated, Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 11/01/24	2,811,382
14,251,549	Procera Networks, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.500%, 10/30/25	13,681,486

		85,817,425

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	Highland Income Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

REAL ESTATE - 2.2%
9,092,308	Forest City Enterprises, L.P., Replacement Term Loan, 1st Lien, 12/08/25	8,546,769
11,850,000	Specialty Building Products Holdings, LLC, Initial Term Loan, VAR LIBOR USD 3 Month+5.750%, 09/25/25	11,316,750

		19,863,519

RETAIL - 4.8%
13,468,126	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	10,909,182
15,651,350	Dealer Tire LLC, Term B-1 Loan, 1st Lien, 12/12/25	14,999,158
1,178,368	General Nutrition Centers, Inc., FILO Term Loan, VAR LIBOR USD 3 Month+7.000%, 12/31/22	1,129,272
9,069,634	General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+8.750%, 03/04/21	6,613,260
10,073,808	Jo-Ann Stores, LLC, Initial Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/20/23	6,296,130
9,554,955	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien, VAR LIBOR USD 3 Month+9.250%, 05/21/24	3,583,108

		43,530,110

SERVICE - 2.2%
3,621,602	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	3,328,198
13,710,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	11,444,148
5,929,827	EnergySolutions, LLC (aka Envirocare of Utah, LLC), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 05/09/25	5,504,837

		20,277,183

TRANSPORTATION - 1.2%
11,608,587	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.500%, 08/18/22	10,810,497

UTILITIES - 2.0%
2,319,304	Granite Acquisition, Inc., Term Loan B, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 12/19/22	2,287,413
11,780,034	Lightstone Holdco LLC, Refinancing Term Loan B, VAR LIBOR USD 3 Month+3.750%, 01/30/24	10,082,295

Principal Amount ($)		Value ($)

UTILITIES (continued)
664,412	Lightstone Holdco LLC, Refinancing Term Loan C, VAR LIBOR USD 3 Month+3.750%, 01/30/24	568,657
5,000,000	PG&E Corp, Term Loan, 1st Lien, 06/18/25	4,920,000
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (f)	44,346

		17,902,711

	Total U.S. Senior Loans (Cost $503,969,693)	363,262,851

Shares

Preferred Stock - 37.0%

ENERGY - 1.1%
1,790,983	Crestwood Equity Partners 9.25% (g)	9,796,677

FINANCIALS - 9.1%
2,356,665	Creative Science Properties, Inc. (b)(c)(g)(h)(i)	35,349,975
34,500	Eastland CLO, Ltd. (h)	11,442,500
3,980	Eastland Ltd. 1.00%, 05/01/2022 (j)	1,320,033
525,000	Federal Home Loan Mortgage 5.30% (g)	5,985,000
162,000	Federal Home Loan Mortgage (g)(h)	1,850,075
225,315	Federal Home Loan Mortgage 5.90% (g)	1,435,257
69,500	Federal National Mortgage Association 7.63% (g)	483,025
252,000	Federal National Mortgage Association (g)(h)	2,699,760
59,449	Federal National Mortgage Association 5.38% (g)	2,418,260
25,000	Federal National Mortgage Association 8.25% (g)	181,750
3,840	Federal National Mortgage Association 4.75% (g)	46,080
30,000	Federal National Mortgage Association 5.13% (g)	372,000
62,600	Grayson CLO, Ltd. , 11/01/2021 (b)(c)(h)(j)	19,321,490

		82,905,205

REAL ESTATE - 26.8%
645,161	Braemar Hotels & Resorts, REIT 5.50% (g)(i)(k)	6,509,674
180,008	Creek Pine, REIT 10.25% (b)(c)(g)(i)	218,952,776
249,514	G-LA Resorts Holdings (h)(i)	249,514
17,755	Jernigan Capital, Inc., REIT 7.00% (b)(c)(g)(i)	17,311,009
97,992	Wheeler Real Estate Investment Trust, REIT 9.00% (g)	690,844
74,600	Wheeler Real Estate Investment Trust, REIT 10.75%, 09/21/2023 (g)(l)	901,789

		244,615,606

	Total Preferred Stock (Cost $322,802,138)	337,317,488

4	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	Highland Income Fund

Shares		Value ($)

Common Stocks - 18.0%

COMMUNICATION SERVICES - 5.7%
49,600	Loral Space & Communications, Inc.	968,192
502,161	Metro-Goldwyn-Mayer, Inc. (i)(m)	41,344,422
27,134	TerreStar Corporation (b)(c)(i)(m)	9,205,209

		51,517,823

CONSUMER DISCRETIONARY - 0.2%
1,450	Toys ‘R’ Us (i)	152,819
1,450	Tru Kids, Inc. (i)	1,375,385

		1,528,204

ENERGY - 0.0%
167,419	Fieldwood Energy LLC (i)	16,742
1,118,286	Value Creation, Inc. (b)(c)(i)	1

		16,743

FINANCIALS - 0.0%
17,630	NexPoint Real Estate Finance (e)	295,302

GAMING/LEISURE - 0.0%
34,512	LLV Holdco LLC - Series A, Membership Interest (b)(c)(e)(i)	—
436	LLV Holdco LLC - Series B, Membership Interest (b)(c)(e)(i)	—

		—

HEALTHCARE - 0.0%
207,031	CCS Medical Inc. (b)(c)(e)(i)	122,976

HOUSING - 0.0%
1,648,350	Westgate Investments LLC (b)(c)(i)	—

INDUSTRIALS - 0.0%
250,627	Remington Outdoor Co., Inc. (i)	203,635

MATERIALS - 0.2%
299,032	MPM Holdings, Inc. (i)	1,495,160
14,621	Omnimax International, Inc. (b)(c)(e)(i)	585

		1,495,745

REAL ESTATE - 11.9%
1,437,555	Allenby (b)(c)(e)(i)	1
10,119,979	Claymore (b)(c)(e)(i)	10
331,800	Independence Realty Trust, Inc., REIT	3,812,382
31,232	Jernigan Capital, Inc., REIT	427,254
147,489	NexPoint Residential Trust, REIT (e)	5,213,736
5,425,728	NFRO REIT SUB, LLC (b)(c)(e)(i)	99,391,206

		108,844,589

	Total Common Stocks (Cost $458,004,553)	164,025,017

Principal Amount ($)
Collateralized Loan Obligations - 16.7%
750,000	Acis CLO, Ltd., Series 2014-4A, Class D VAR ICE LIBOR USD 3 Month+3.100%, 3.79%, 5/1/2026 (j)	670,036

Principal Amount ($)		Value ($)
10,500,000	Acis CLO, Ltd., Series 2017-7A, Class E VAR ICE LIBOR USD 3 Month+6.000%, 6.69%, 5/1/2027 (b)(c)(j)	8,664,540
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR ICE LIBOR USD 3 Month+5.490%, 6.18%, 5/1/2027 (j)	4,715,625
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.49%, 5/1/2026 (j)	11,505,000
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR ICE LIBOR USD 3 Month+3.770%, 4.46%, 5/1/2027 (j)	897,500
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.44%, 2/1/2026 (j)	2,793,400
1,000,000	AMMC CLO XIV, Series 2017-14A, Class B2L2 VAR ICE LIBOR USD 3 Month+6.530%, 7.52%, 7/25/2029 (j)	715,000
2,000,000	Apex Credit CLO 2019, Series 2019-1A, Class D VAR ICE LIBOR USD 3 Month+7.100%, 8.24%, 4/18/2032 (j)	1,500,000
1,400,000	Apidos CLO XV, Series 2018-15A, Class ERR VAR ICE LIBOR USD 3 Month+5.700%, 6.84%, 4/20/2031 (j)	1,176,000
1,750,000	Apidos CLO XXI, Series 2018-21A, Class ER VAR ICE LIBOR USD 3 Month+8.250%, 9.39%, 7/18/2027 (j)	1,104,687
3,800,000	Apidos CLO XXIX, Series 2018-29A, Class D VAR ICE LIBOR USD 3 Month+5.250%, 6.24%, 7/25/2030 (j)	3,078,000
1,500,000	Atlas Senior Loan Fund, Series 2017-8A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 8.33%, 1/16/2030 (j)	840,000
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 6.97%, 10/24/2031 (j)	1,680,000
3,000,000	Babson CLO, Series 2017-2A, Class ER VAR ICE LIBOR USD 3 Month+6.450%, 7.59%, 10/20/2030 (j)	2,550,000
2,000,000	Benefit Street Partners CLO XI, Series 2017-11A, Class E VAR ICE LIBOR USD 3 Month+7.200%, 8.42%, 4/15/2029 (j)	1,180,000
3,500,000	BlueMountain CLO, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+8.080%, 9.22%, 4/20/2031 (j)	1,989,750
3,500,000	California Street CLO IX, Series 2019-9A, Class FR2 VAR ICE LIBOR USD 3 Month+8.520%, 10.36%, 7/16/2032 (j)	2,467,500

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
2,000,000	Canyon Capital CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.750%, 6.97%, 7/15/2031 (j)	1,680,000
1,875,000	Carlyle Global Market Strategies CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.400%, 6.53%, 4/17/2031 (j)	1,401,562
3,000,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR ICE LIBOR USD 3 Month+4.850%, 5.99%, 10/18/2026 (j)	1,862,400
2,250,000	Catamaran CLO, Ltd., Series 2015-1A, Class E VAR ICE LIBOR USD 3 Month+5.150%, 6.25%, 4/22/2027 (j)	1,597,500
4,000,000	Cathedral Lake CLO, Series 2019-4A, Class E2R VAR ICE LIBOR USD 3 Month+7.830%, 8.97%, 10/20/2028 (j)	2,680,000
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR VAR ICE LIBOR USD 3 Month+7.250%, 8.47%, 10/15/2029 (j)	983,500
1,500,000	CENT CLO, Ltd., Series 2018-28A, Class D VAR ICE LIBOR USD 3 Month+6.170%, 6.64%, 11/7/2030 (j)	1,128,750
1,000,000	CIFC Funding, Series 2019-1A, Class D2R VAR ICE LIBOR USD 3 Month+4.430%, 5.54%, 10/21/2031 (j)	973,800
1,000,000	CIFC Funding, Ltd., Series 2018-1A, Class ER2 VAR ICE LIBOR USD 3 Month+5.850%, 6.99%, 1/18/2031 (j)	880,000
1,225,000	CIFC Funding, Ltd., Series 2017-3A, Class D VAR ICE LIBOR USD 3 Month+6.000%, 7.14%, 7/20/2030 (j)	1,058,400
4,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR ICE LIBOR USD 3 Month+7.950%, 9.17%, 10/15/2029 (j)	2,200,000
4,250,000	Dryden 41 Senior Loan Fund, Series 2018-41A, Class FR VAR ICE LIBOR USD 3 Month+7.200%, 8.42%, 4/15/2031 (j)	2,550,000
2,000,000	Dryden 41 Senior Loan Fund, Series 2018-41A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 6.52%, 4/15/2031 (j)	1,690,000
2,000,000	Dryden 45 Senior Loan Fund, Series 2018-45A, Class FR VAR ICE LIBOR USD 3 Month+8.120%, 9.34%, 10/15/2030 (j)	1,480,000
1,500,000	Dryden 49 Senior Loan Fund, Series 2017-49A, Class F VAR ICE LIBOR USD 3 Month+7.550%, 8.69%, 7/18/2030 (j)	1,080,000

Principal Amount ($)		Value ($)
8,000,000	Eaton Vance CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 9.47%, 4/15/2031 (j)	5,600,000
2,000,000	Flatiron CLO, Series 2015-1A, Class F VAR ICE LIBOR USD 3 Month+5.500%, 6.72%, 4/15/2027 (j)	1,400,000
2,100,000	Galaxy XIX CLO, Series 2017-19A, Class D1R VAR ICE LIBOR USD 3 Month+6.530%, 7.55%, 7/24/2030 (j)	1,879,500
1,000,000	Galaxy XXIV CLO, Series 2017-24A, Class E VAR ICE LIBOR USD 3 Month+5.500%, 6.72%, 1/15/2031 (j)	750,000
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F VAR ICE LIBOR USD 3 Month+8.000%, 8.36%, 11/22/2031 (j)	3,733,250
3,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 7.64%, 4/20/2030 (j)	1,500,000
3,500,000	GoldenTree Loan Management US CLO 4, Series 2019-4A, Class F VAR ICE LIBOR USD 3 Month+6.400%, 7.42%, 4/24/2031 (j)	2,380,000
3,500,000	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2 VAR ICE LIBOR USD 3 Month+7.640%, 8.48%, 10/29/2029 (j)	2,502,500
2,000,000	Grippen Park CLO, Series 2017-1A, Class E VAR ICE LIBOR USD 3 Month+5.700%, 6.84%, 1/20/2030 (j)	1,710,000
5,500,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 8.08%, 10/20/2028 (b)(c)(j)	4,665,810
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.350%, 8.49%, 10/20/2027 (j)	3,080,000
3,000,000	KKR CLO 18, Series 2017-18, Class E VAR ICE LIBOR USD 3 Month+6.450%, 7.59%, 7/18/2030 (j)	2,430,000
2,000,000	Madison Park Funding XVII, Series 2017-17A, Class FR VAR ICE LIBOR USD 3 Month+7.480%, 8.59%, 7/21/2030 (j)	1,360,000
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 6.29%, 7/27/2030 (j)	1,120,000
2,000,000	Madison Park Funding XXIV, Series 2019-24A, Class ER VAR ICE LIBOR USD 3 Month+7.200%, 8.34%, 10/20/2029 (j)	1,870,000
1,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F VAR ICE LIBOR USD 3 Month+7.570%, 8.71%, 10/18/2030 (j)	817,500

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 8.07%, 4/15/2029 (j)	710,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR ICE LIBOR USD 3 Month+6.500%, 7.72%, 1/15/2028 (j)	367,500
4,500,000	Man GLG US CLO, Series 2018-1A, Class DR VAR ICE LIBOR USD 3 Month+5.900%, 7.04%, 4/22/2030 (j)	3,037,500
500,000	Mountain View Clo XIV, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.700%, 9.92%, 4/15/2029 (j)	320,700
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR ICE LIBOR USD 3 Month+7.910%, 9.05%, 10/18/2028 (j)	2,978,880
4,250,000	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR VAR ICE LIBOR USD 3 Month+7.450%, 8.67%, 1/15/2028 (j)	2,600,316
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR ICE LIBOR USD 3 Month+8.170%, 8.48%, 6/15/2031 (j)	1,600,000
1,000,000	OCP CLO, Series 2015-9A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 7.62%, 7/15/2027 (j)	810,000
1,250,000	Octagon Investment Partners 46, Series 2020-2A, Class D VAR ICE LIBOR USD 3 Month+4.600%, 0.00%, 7/15/2033 (j)	1,250,000
2,900,000	OHA Credit Partners XII, Series 2018-12A, Class FR VAR ICE LIBOR USD 3 Month+7.680%, 8.72%, 7/23/2030 (j)	2,129,470
1,000,000	OZLM Funding III, Series 2016-3A, Class DR VAR ICE LIBOR USD 3 Month+7.770%, 8.87%, 1/22/2029 (j)	800,000
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR ICE LIBOR USD 3 Month+7.390%, 8.52%, 1/17/2031 (j)	1,586,100
1,750,000	Palmer Square CLO, Ltd., Series 2019-1A, Class DR2 VAR ICE LIBOR USD 3 Month+6.250%, 6.62%, 5/21/2029 (j)	1,602,125
3,219,235	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.81%, 6/22/2030 (j)	1,330,286
5,000,000	Saranac CLO VI, Ltd., Series 2018-6A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.71%, 8/13/2031 (j)	3,285,000

Principal Amount ($)		Value ($)
2,160,000	SCOF-2, Series 2018-2A, Class ER VAR ICE LIBOR USD 3 Month+5.710%, 6.93%, 7/15/2028 (j)	1,684,800
1,500,000	Symphony CLO XXI, Series 2019-21A, Class E VAR ICE LIBOR USD 3 Month+6.750%, 7.97%, 7/15/2032 (j)	1,386,750
1,000,000	TCW CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.670%, 9.06%, 2/15/2029 (j)	850,000
1,750,000	TCW CLO, Series 2019-2A, Class D2A VAR ICE LIBOR USD 3 Month+4.890%, 6.03%, 10/20/2032 (j)	1,723,750
2,238,503	TICP CLO I-2, Series 2018-IA, Class E VAR ICE LIBOR USD 3 Month+8.000%, 8.99%, 4/26/2028 (j)	1,670,371
4,150,000	TICP CLO III-2, Ltd., Series 2018-3R, Class F VAR ICE LIBOR USD 3 Month+7.980%, 9.12%, 4/20/2028 (j)	3,098,390
2,035,800	Trinitas CLO III, Ltd., Series 2015-3A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 6.47%, 7/15/2027 (j)	916,110
5,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR ICE LIBOR USD 3 Month+7.785%, 9.00%, 4/15/2032 (j)	3,416,667
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D VAR ICE LIBOR USD 3 Month+6.250%, 7.39%, 7/20/2031 (j)	720,000
3,200,000	Voya CLO, Ltd., Series 2018-4A, Class ER VAR ICE LIBOR USD 3 Month+9.050%, 10.36%, 7/14/2031 (j)	1,436,122
1,000,000	Webster Park CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.750%, 8.89%, 7/20/2030 (j)	810,000
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR ICE LIBOR USD 3 Month+6.910%, 8.13%, 7/15/2031 (j)	1,275,000
3,359,069	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 6.47%, 4/15/2029 (j)	1,477,991

	Total Collateralized Loan Obligations (Cost $197,449,873)	152,445,338

LLC INTEREST - 10.3%
624,311	NREF OP II, L.P. (e)	10,457,205
489,109	NREF OP IV, L.P. (e)	8,192,574
11,854,986	SFR WLIF I, LLC (b)(c)(e)	9,786,173
52,666,032	SFR WLIF II, LLC (b)(c)(e)	43,737,559
25,478,982	SFR WLIF III, LLC (b)(c)(e)	22,057,409

	Total LLC Interest (Cost $112,268,393)	94,230,920

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 8.1%
114,251,407	FREMF Mortgage Trust, Series 2019-K99, Class D 0.00%, 11/25/2029 (j)(n)(o)	47,962,741
54,160,055	FREMF Mortgage Trust, Series 2019-K97, Class D 0.00%, 1/25/2030 (j)(n)(o)	20,271,025
588,310,827	FREMF Mortgage Trust, Series 2019-K97, Class X2A 0.10%, 7/25/2029 (j)(n)(p)	4,718,253
133,593,827	FREMF Mortgage Trust, Series 2019-K97, Class X2B 0.10%, 1/25/2030 (j)(n)(p)	1,047,375

	Total Agency Collateralized Mortgage Obligations (Cost $80,305,458)	73,999,394

Shares
Registered Investment Companies - 1.4%
48,649	Highland Global Allocation Fund (e)(k)	313,300
1,156,943	NexPoint Strategic Opportunities Fund (e)	12,171,040

	Total Registered Investment Companies (Cost $19,726,415)	12,484,340

Principal Amount ($)

Corporate Bonds & Notes - 0.1%

ENERGY - 0.0%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(d)(j)	—

INDUSTRIALS - 0.0%
7,500,000	American Airlines (d)(f)	119,168

REAL ESTATE - 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26	580,810

UTILITIES - 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (d)	—
8,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, (d)(f)	20,000

		20,000

	Total Corporate Bonds & Notes (Cost $15,012,949)	719,978

Contracts

Purchased Call Options (i) - 0.0%
	Total Purchased Call Options (Cost $1,300,000)	213,400

Principal Amount ($)		Value ($)

Claims (q) - 0.0%

COMMUNICATION SERVICES - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility (b)(c)(d)	52,138

	Total Claims (Cost $1,814,883)	52,138

Units

Warrants - 0.0%

ENERGY - 0.0%
5,801	Arch Resources, Expires 10/08/2023 (i)	14,503

INDUSTRIALS - 0.0%
453	Omnimax International, Inc., Expires 12/31/2049 (b)(c)(e)(i)	18
178,140	Remington Outdoor Co., Inc., Expires (b)(c)(i)	—

		18

	Total Warrants (Cost $264,794)	14,521

Shares

Cash Equivalents - 18.2%

MONEY MARKET FUND (r) - 18.2%
165,786,201	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100%	165,786,201

	Total Cash Equivalents (Cost $165,786,201)	165,786,201

Principal Amount ($)

Repurchase Agreement (s)(t) - 0.0%
63,675	Citigroup Global Markets 0.120%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $63,675 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $2 - $37,487, 0.000% - 3.750%, 07/08/20 - 11/15/2043, with a total market value of $64,953)	63,675

	Total Repurchase Agreement (Cost $63,675)	63,675

Total Investments - 149.7%		1,364,615,261

(Cost $1,878,769,025)

Securities Sold Short - (0.7)%

Common Stock - (0.7)%

INFORMATION TECHNOLOGY - (0.7)%
(53,300)	Texas Instruments, Inc.	(6,767,501)

	Total Common Stocks (Proceeds $6,381,954)	(6,767,501)

	Total Securities Sold Short - (0.7)% (Proceeds $6,381,954)	(6,767,501)

Other Assets & Liabilities, Net - (49.0)% (u)		(446,253,618)

Net Assets - 100.0%		911,594,142

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	Highland Income Fund

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2020, the LIBOR USD 3 Month rate was 0.30% and the Prime Rate was 3.25%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)

Securities with a total aggregate value of $613,977,756, or 67.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $613,977,756, or 67.4% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2020. Please see Notes to Investment Portfolio.

(d)	The issuer is, or is in danger of being, in default of its payment obligation.
(e)	Affiliated issuer. Assets with a total aggregate market value of $329,894,563, or 36.2% of net assets, were affiliated with the Fund as of June 30, 2020.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	Perpetual security with no stated maturity date.
(h)	There is currently no rate available.
(i)	Non-income producing security.
(j)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $247,086,255 or 27.1% of net assets.

(k)

Securities (or a portion of securities) on loan. As of June 30, 2020, the market value of securities loaned was $60,938. The loaned securities were secured with cash and securities collateral of $63,675. Collateral is calculated based on prior day’s prices.

(l)	Step Bonds - Represents the current rate, the step rate, and the step date.
(m)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$41,344,422	4.5%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$9,205,209	1.0%
(n)	As of June 30, 2020, investments with a total aggregate value of $29,260,775 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(o)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(p)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(q)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UKBranch.
(r)	Rate shown is 7 day effective yield.
(s)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $63,675.
(t)	Tri-Party Repurchase Agreement.
(u)	As of June 30, 2020, $22,369,153 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2020	Highland Income Fund

Futures contracts outstanding as of June 30, 2020 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation	Value
Short Futures:
Russell 2000 Index E-MINI	September 2020	1,674	$192,724,329	$(895,601)	$(193,619,930)

Purchased options contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
USD Call/CNH Put	$7.70	BNP	October 2020	200,000,000	$1,414,000,000	$1,300,000	$213,400

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended June 30, 2020 was $80,596,300 at a weighted average interest rate of 2.25%.

Reverse Repurchase Agreements outstanding as of June 30, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2019-K99, Class D, 0.00%, 11/25/2029	2.70	6/19/2020	7/17/2020	$24,960,307	$42,505,341	$24,908,000
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	3.10	5/1/2020	12/31/2049	25,690,899	20,271,025	13,290,000
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2A, 0.10%, 7/25/2029	2.70	6/19/2020	7/9/2020	2,681,016	4,718,253	2,677,000
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2B, 0.10%, 1/25/2030	2.70	6/19/2020	7/9/2020	521,782	1,047,376	521,000

Total Reverse Repurchase Agreements							$41,396,000

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Other Abbreviations:
CLO	Collateralized Loan Obligation
FREMF	Freddie Mac Multi-Family
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Payment In-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable

Semi-Annual Report	11

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

As of June 30, 2020	Highland Income Fund

($)
Assets
Investments from unaffiliated issuers, at value (a)	868,870,822
Affiliated investments, at value (Note 10)	329,894,563

Total Investments, at value (Cost $1,712,919,149)	1,198,765,385
Cash equivalents (Note 2)	165,786,201
Repurchase Agreements, at value	63,675
Cash	6,229,265
Restricted Cash — Securities Sold Short (Note 2)	6,664,584
Restricted Cash — Futures (Note 3)	17,248,880
Receivable for:
Investments sold and principal paydowns	6,394,077
Dividends and interest	9,601,455
Fund shares sold	124,646
Prepaid expenses and other assets	814,621

Total assets	1,412,582,749

Liabilities:
Line of credit (Note 6)	300,000,000
Securities sold short, at value (Proceeds $6,381,954) (Notes 2 and 8)	6,767,501
Reverse repurchase agreements (Note 3)	41,396,000

Payable for:
Upon return of securities loaned (Note 4)	63,675
Investments purchased	8,377,720
Payable for variation margin	2,451,515
Investment advisory and administration fees (Note 7)	1,021,043
Interest expense and commitment fee payable (Note 6)	120,665
Accrued expenses and other liabilities	1,034,239

Total liabilities	361,232,358

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	139,756,249

Net Assets	911,594,142

Net Assets Consist of:
Paid-in capital	1,614,644,629
Total accumulated losses	(703,050,487)

Net Assets	911,594,142

Investments, at cost	1,041,069,421
Affiliated investments, at cost (Note 10)	671,849,728
Cash equivalents, at cost (Note 2)	165,786,201
Repurchase Agreements, at cost	63,675
Proceeds from securities sold short	6,381,954
(a) Includes market value of securities on loan	60,938
Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	71,409,281
Net asset value per share (Net assets/shares outstanding)	12.77

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

For the Period Ended June 30, 2020	Highland Income Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	6,270,807
Dividends from affiliated issuers (Note 10).	199,335
Securities lending income (Note 4)	504
Interest from unaffiliated issuers	10,413,841
Interest from affiliated issuers	20,983,587
Interest paid in kind from unaffiliated issuers	820,899
Interest paid in kind from affiliated issuers (Note 10)	3,923,248

Total income	42,612,221

Expenses:
Investment advisory (Note 7)	4,430,926
Administration fees (Note 7)	1,419,531
Interest expense, commitment fees, and financing costs (Note 6)	5,105,031
Legal fees	738,720
Accounting services fees	365,014
Dividends and fees on securities sold short (Note 2)	283,663
Expedited settlement facility (Note 7)	197,167
Reports to shareholders	187,317
Audit fees	176,432
Transfer agent fees	103,982
Trustees fees (Note 6)	103,081
Insurance	91,599
Pricing fees	55,577
Registration fees	43,867
Custodian/wire agent fees	41,121
Other	545,095

Total operating expenses	13,888,123

Net investment income	28,724,098

Preferred dividend expense	(7,182,289)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(59,945,867)
Investments in affiliated issuers	1,843,260
Securities sold short (Note 2)	34,650,098
Written options contracts (Note 3)	18,882,098
Futures contracts (Note 3)	66,579,079

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(84,879,244)
Investments in affiliated issuers	(42,494,340)
Securities sold short (Note 2)	218,347
Written options contracts (Note 3)	(4,437,523)
Futures contracts (Note 3)	1,393,763

Net realized and unrealized gain (loss) on investments	(68,190,329)

Total decrease in net assets resulting from operations	(46,648,520)

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Income Fund

	Six Months Ended June 30, 2020 (unaudited) ($)	Year Ended December 31, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	28,724,098	60,675,649
Preferred dividend expense	(7,182,289)	(3,285,411)
Net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	62,008,668	(74,038,344)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(130,198,997)	53,928,243

Net increase (decrease) from operations	(46,648,520)	37,280,137

Distributions
Shares of closed-end fund	(33,095,689)	(58,214,363)
Return of capital:
Shares of closed-end fund	—	(8,201,030)

Total distributions	(33,095,689)	(66,415,393)

Decrease in net assets from operations and distributions	(79,744,209)	(29,135,256)

Share transactions:
Shares of closed-end fund
Value of distributions reinvested	787,019	1,291,961
Shares repurchased of closed-end fund (Note 1)	(4,853,593)	(3,163,298)

Net decrease from shares transactions	(4,066,574)	(1,871,337)

Total decrease in net assets	(83,810,783)	(31,006,593)

Net Assets
Beginning of period	995,404,925	1,026,411,518

End of period	911,594,142	995,404,925

Change in Common Shares:
Issued for distribution reinvested	85,214	98,540
Shares redeemed	(412,008)	(235,049)

Net Decrease in fund shares	(326,794)	(136,509)

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)

For the Period Ended June 30, 2020	Highland Income Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(46,648,520)

Adjustments to Reconcile Net Investment Gain to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(290,553,899)
Purchases of investment securities from affiliated issuers	(55,588,557)
Interest paid in kind from unaffiliated issuers	(820,899)
Interest paid in kind from affiliated issuers	(3,923,248)
Proceeds from disposition of investment securities from unaffiliated issuers	441,344,834
Proceeds from disposition of investment securities from affiliated issuers	14,549,927
Purchases to cover securities sold short	328,821,964
Proceeds from securities sold short	(296,262,535)
Purchases to cover written options	(46,934,154)
Proceeds from written options	59,860,728
Paydowns at cost	3,244,994
Net accretion of discount	(1,329,114)
Net realized loss on Investments from unaffiliated issuers	59,945,867
Net realized gain on Investments from affiliated issuers	(1,843,260)
Net realized gain on securities sold short, written options contracts, futures contracts, and foreign currency transactions	(53,532,196)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency related transactions	131,592,760
Decrease in receivable for investments sold and principal paydowns	2,984,408
Decrease in receivable for dividends and interest	3,521,020
Decrease in receivable for variation margin	783,337
Decrease in due from broker	3,734,575
Decrease in prepaid expenses and other assets	121,366
Increase in payable for investments purchased	8,362,610
Decrease in payable to investment advisory	(114,725)
Decrease due to broker	(3,324,533)
Increase in payable for upon return of securities loaned	63,675
Increase in payable for variation margin	2,451,515
Decrease in payable to custody	(123,375)
Decrease in payable for commitment fees and interest expense	(889,095)
Increase in accrued expenses and other liabilities	512,446

Net cash flow provided by operating activities	260,007,916

Cash Flows Used In Financing Activities:
Distributions paid in cash, net of receivable	(32,308,670)
Shares repurchased of closed-end fund	(4,853,593)
Proceeds from shares sold	(23,080)
Proceeds from reverse repurchase agreements, net	(78,400,600)

Net cash flow used by financing activities	(115,585,943)

Net increase in cash	144,421,973

Cash, cash equivalents and Restricted Cash:
Beginning of period	51,506,957

End of period	195,928,930

Supplemental disclosure of cash flow information:
Reinvestment of distributions	787,019

Cash paid during the period for interest expense and commitment fees	5,994,126

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Income Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Period Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018**		For the Years Ended June 30,
					2018*‡	2017*‡		2016*‡	2015*‡

Net Asset Value, Beginning of Period	$13.88	$14.28	$15.12		$15.01	$14.33		$16.17	$16.91

Income from Investment Operations:

Net investment income(a)	0.40	0.85	0.42		0.75	0.68		0.89	0.74

Preferred dividend expense	(0.10)	(0.05)	—		—	—		—	—

Net realized and unrealized gain (loss)	(0.95)	(0.28)	(0.80)		0.18	0.74		(1.84)	(0.74)

Total Income from Investment Operations	(0.65)	0.52	(0.38)		0.93	1.42		(0.95)	— (b)

Less Distributions Declared to shareholders:

From net investment income	(0.46)	(0.81)	(0.45)		(0.72)	(0.74)		(0.89)	(0.74)

From return of capital	—	(0.11)	(0.01)		(0.10)	—		—	—

Total distributions declared to shareholders	(0.46)	(0.92)	(0.46)		(0.82)	(0.74)		(0.89)	(0.74)

Net Asset Value, End of Period(c)	$12.77	$13.88	$14.28		$15.12	$15.01		$14.33	$16.17

Market Value, End of Period	$8.05	$12.43	$12.80		$15.62	$—		$—	$—

Total Return(d)	(31.87)%	4.30%	(15.44	)%(e)	9.77%	10.05%		(5.77)%	0.11%

Ratios to Average Net Assets / Supplemental Data:(f)(g)

Net Assets, End of Period (000’s)	$911,594	$995,405	$1,026,412		$1,085,547	$389,278		$241,197	$283,673

Gross operating expenses(h)(i)	3.02%	3.39%	3.10%		1.79%	1.20	%(j)	1.38%	1.03%

Net investment income(i)	6.25%	5.93%	5.48%		4.98%	4.61%		5.65%	4.55%

Portfolio turnover rate	25%	18%	27	%(e)	177%	63%		53%	55%

Average commission rate paid(k)	$0.0067	$0.0032	$0.0243		$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
**	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below.
(h)	Includes dividends and fees on securities sold short.
(i)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1fees.
(j)

Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.

(k)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

16	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Highland Income Fund

Supplemental Expense Ratios:

	For the Period Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018**		For the Years Ended June 30,
					2018*‡		2017*‡	2016*‡	2015*‡

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.02%	3.39%	3.10%		1.79%		1.12%	1.11%	1.04%

Interest expense and commitment fees, and preferred dividend expense	2.67%	1.90%	1.63%		0.49%		0.01%	0.15%	0.04%

Dividends and fees on securities sold short	0.06%	0.01%	—	%(l)	—	%(l)	0.01%	0.01%	0.05%

(l)	Represents less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

June 30, 2020	Highland Income Fund

Note 1. Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Effective April 11, 2019, the Fund changed its fiscal year end to December 31. The previous fiscal year end was June 30.

On May 20, 2019, the Fund changed its name from Highland Floating Rate Opportunities Fund to Highland Income Fund.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. The Fund incurred $1,076,274 in Conversion costs related to the fund conversion to a closed-end fund.

On October 29, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares. Under this program, the Fund repurchased 235,049 shares through December 2019. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $3.2 million, or $13.46 per share.

On July 29, 2019, the Fund issued 5.4 million 5.375% Series A Cumulative Preferred shares (NYSE: HFRO.PR.A) with an aggregate liquidation value of $135 million. Subsequently on August 9, 2019, the underwriters exercised their option to purchase additional overallotment shares of $10mm, resulting in a total Preferred outstanding offering of $145mm.

The Series A Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on September 30, 2019. Series A Preferred shares trade on the NYSE. Moody’s Investors Service has assigned an A1 rating to the preferred shares.

On October 14, 2019, the Board of the Fund approved an amendment to the Third Amended and Restated Agreement and Declaration of Trust of the Fund to require the affirmative vote or consent of the holders of 75% of each class of shares outstanding (with each such class voting separately thereon) for certain transactions involving a Principal Shareholder. For purposes of this requirement, Principal Shareholder is defined any person which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of the Fund or of any class and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. The certain transactions covered by this requirement include: (i) a merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets determined by the Board to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); and (iv) the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets determined by the Board to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

On April 24, 2020, the Board of the Fund authorized the repurchase of up to 10% of the Fund’s shares over a twelve-month period. Under this program, the Fund repurchased 412,008 shares through June 2020, at an average price of $7.3, for a total investment of $3.0 million.

On August 13, 2020, the Board of the Fund approved an amendment to the Third Amended and Restated Agreement and Declaration of Trust of the Fund to provide that holders of control shares of the Fund acquired in a control share acquisition have no voting rights with respect to the control shares except to the extent approved by the shareholders by the affirmative vote of at least two-thirds of all votes entitled to be cast on the matter, excluding all interested shares. For such purposes, “control shares” are shares of the Funds that, when aggregated with other shares controlled by the

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

shareholder, entitle the person to exercise voting power in electing directors within certain ranges of voting power (i.e., 10-33%, 33-50%, greater than 50%). Control shares include shares only to the extent that the “acquiring person,” following the acquisition of shares, is entitled to exercise voting power in electing directors within any of these levels of voting power for which shareholder approval has not been obtained. An “acquiring person” is a person who makes or proposes to make a “control share acquisition,” which in turn is defined as the direct or indirect acquisition of ownership or control of control shares.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P., the Fund’s investments adviser (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Financial Statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of June 30, 2020, the Fund is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $5.2 million are presented net with the mezzanine equity on the Consolidated Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at June 30, 2020	Shares at June 30, 2020
Cumulative preferred shares (Series A)	5,800,000	$139,756,249	$145,000,000	$5,243,571	$—	$139,756,249	5,800,000

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2020, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights, warrants, preferred stock, agency collateralized mortgage obligations, LLC interests, purchased call options, and registered investment companies. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and con-

sistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2020 is as follows:

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Income Fund
Assets
U.S. Senior Loans
Business Equipment & Services	$9,386,832	$—	$9,386,832	$—
Commercial Services	3,302,944	—	3,302,944	—
Communication Services	6,479,098	—	—	6,479,098
Consumer Discretionary	22,704,106	—	22,704,106	—
Consumer Products	2,118,743	—	2,118,743	—
Energy	13,615,473	—	13,615,473	—
Financials	9,555,342	—	9,555,342	—
Gaming/Leisure	11,478,220	—	—	11,478,220
Healthcare	70,168,171	—	16,791,894	53,376,277
Industrials	16,252,477	—	13,698,201	2,554,276
Information Technology	85,817,425	—	34,346,425	51,471,000
Real Estate	19,863,519	—	19,863,519	—
Retail	43,530,110	—	43,530,110	—
Service	20,277,183	—	20,277,183	—
Transportation	10,810,497	—	10,810,497	—
Utilities	17,902,711	—	17,902,711	—
Preferred Stock
Energy	9,796,677	9,796,677	—	—
Financials	82,905,205	1,129,510	27,104,230	54,671,465
Real Estate	244,615,606	—	8,351,821	236,263,785
Common Stocks
Communication Services	51,517,823	968,192	41,344,422	9,205,209
Consumer Discretionary	1,528,204	—	1,528,204	—
Energy	16,743	—	16,742	1
Financials	295,302	295,302	—	—
Gaming/Leisure(1)	—	—	—	—
Healthcare	122,976	—	—	122,976
Housing(1)	—	—	—	—
Industrials	203,635	—	203,635	—
Materials	1,495,745	—	1,495,160	585
Real Estate	108,844,589	9,453,372	—	99,391,217
Collateralized Loan Obligations	152,445,338	—	139,114,988	13,330,350

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
LLC Interest	$94,230,920	$—	$18,649,779	$75,581,141
Agency Collateralized Mortgage Obligations	73,999,394	—	73,999,394	—
Registered Investment Companies	12,484,340	12,484,340	—	—
Corporate Bonds & Notes
Energy(1)	—	—	—	—
Industrials	119,168	—	119,168	—
Real Estate	580,810	—	580,810	—
Utilities	20,000	—	20,000	—
Purchased Call Options	213,400	—	213,400	—
Claims	52,138	—	—	52,138
Warrants
Energy	14,503	—	14,503	—
Industrials	18	—	—	18
Cash Equivalents	165,786,201	165,786,201	—	—
Repurchase Agreement	63,675	—	63,675	—

Total Assets	1,364,615,261	199,913,594	550,723,911	613,977,756

Liabilities
Securities Sold Short(2)	(6,767,501)	(6,767,501)	—	—

Total Liabilities	(6,767,501)	(6,767,501)	—	—

Total	$1,357,847,760	$193,146,093	$550,723,911	$613,977,756

(1)	This category includes securities with a value of zero.
(2)	See Investment Portfolio detail for industry breakout.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2020.

	Balance as of December 31, 2019 $	Transfers into Level 3 $	Transfers Out of Level 3 $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gains/ (Losses) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net (Sales) $	Distribution to Return Capital $	Balance as of June 30, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments at June 30, 2020 $
U.S. Senior Loans
Communication Services	6,107,407	—	—	(495)	—	321,926	50,260	—	—	6,479,098	321,926
Gaming/Leisure	10,753,914	—	—	(58,674)	4,211	924,670	—	(145,901)	—	11,478,220	924,670
Healthcare	47,733,657	—	—	—	—	2,404,179	3,238,441	—	—	53,376,277	2,404,179
Industrials	8,105,187	—	—	190,143	—	(5,741,054)	—	—	—	2,554,276	(5,741,054)
Information Technology	56,829,000	—	—	—	—	(5,358,000)	—	—	—	51,471,000	(5,358,000)
Preferred Stock
Financial	—	7,749,990	—	—	—	(397,510)	47,318,985	—	—	54,671,465	(397,510)
Real Estate	233,025,297	—	—	—	351,780	(11,963,354)	22,668,666	(7,314,604)	(504,000)	236,263,785	(11,963,354)
Common Stocks
Communication Services	7,520,731	—	—	—	—	1,684,478	—	—	—	9,205,209	1,684,478
Energy	1	—	—	—	—	—	—	—	—	1	—
Healthcare	72,254	—	—	—	—	50,722	—	—	—	122,976	50,722
Materials	45,617	—	—	—	—	(45,032)	—	—	—	585	(45,032)
Real Estate	95,747,531	—	—	—	—	(19,024,980)	22,668,666	—	—	99,391,217	(19,024,980)
Collateralized Loan Obligations	—	5,354,559	—	—	—	2,095,791	5,880,000	—	—	13,330,350	2,095,791

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

	Balance as of December 31, 2019 $	Transfers into Level 3 $	Transfers Out of Level 3 $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gains/ (Losses) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net (Sales) $	Distribution to Return Capital $	Balance as of June 30, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments at June 30, 2020 $
Corporate Bonds & Notes
Energy	1,076,400	—	—	—	—	(1,076,400)	—	—	—	—	(1,076,400)
LLC Interest	88,777,470	—	—	99,131	—	(13,295,460)	—	—	—	75,581,141	(13,295,460)
Warrants
Industrials	1,412	—	—	—	—	(1,394)	—	—	—	18	(1,394)
Claims	52,138	—	—	—	—	—	—	—	—	52,138	—

Total	555,848,016	13,104,549	—	230,105	355,991	(49,421,418)	101,825,018	(7,460,505)	(504,000)	613,977,756	(49,421,418)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 06/30/2020 $	Valuation Technique	Unobservable Inputs		Input Value(s)
U.S. Senior Loans	125,358,871	Adjusted Appraisal	Liquidity Discount		10%
			Asset Specific Discount		10%
		Multiples Analysis	Multiple of EBITDA less CAPEX		6.50x -10.50x
		Transaction Analysis	Multiple of EBITDA less CAPEX		8.50x -10.50x
		Transaction Indication of Value	% of Par		20%
		Black-Scholes Model	Volatility Assumption		25% - 60%
		Discounted Cash Flow	Discount Rate		11.00% - 11.35%
			Spread Adjustment		0.35%
		Transaction Indication of Value	Enterprise Value	($mm)	$13.25
Preferred Stock	290,935,250	Discounted Cash Flow	Discount Rate		11% - 13%
		Transaction Indication of Value	Transaction Price per Share		$15.00
		Third Party Indication of Value	Broker Quote		Various
Common Stocks	108,719,988	Multiples Analysis	Multiple of EBITDA less CAPEX		6.50x-10.50x
			Multiple of EBITDA		6.25x- 7.00x
			Unadjusted Price/MHz-PoP		$0.10 - $0.95
		Discounted Cash Flow	Discount Rate		11.00% - 21.50%
			Capitalization Rate		6.75% - 7.75%
		Transaction Analysis	Multiple of EBITDA		6.25x- 6.75x
			Multiple of EBITDA less CAPEX		8.50x- 10.50x
		Transaction Indication of Value	Enterprise Value	($mm)	$771
		Black-Scholes Model	Volatility Assumption		25%- 60%
		Net Asset Value	N/A		N/A
LLC Interest	75,581,141	Discounted Cash Flow	Discount Rate		1.30% - 6.93%
		Net Asset Value	N/A		N/A
Collateralized Loan Obligations	13,330,350	Third Party Indication of Value	Broker Quote		Various
Warrants	18	Discounted Cash Flow	Discount Rate		20%
		Multiples Analysis	Multiple of EBITDA		6.25x -7.00x
		Transaction Analysis	Multiple of EBITDA		6.25x- 6.75x
		Black-Scholes Model	Volatility Assumption		50%- 60%
Claims	52,138	Pricing Feed	Indication of Value		1.375

Total	613,977,756

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of June 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock assets are the discount rate, broker quotes, and transaction price per share. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, multiple of adjusted EBITDA, volatility assumption, transaction indication of value, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, multiple of adjusted EBITDA, price/MHz-PoP multiple, capitalization rate, discount rate, volatility assumption and transaction indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in REITs and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the period ended June30, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short and written options contracts is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $6,664,584 was held with the broker for the Fund. Securities valued at $22,369,153 were posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments. As of June 30, 2020 we had no hedge accounting derivatives.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying

Semi-Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the period ended June 30, 2020, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash —Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

For the period ended June 30, 2020, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Reverse Repurchase Agreements

The Fund engages in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities. See Note 6 for additional information on the Fund’s reverse repurchase agreements.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2020:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Equity Price Risk	$—		$(895,601	)(2)
Foreign Currency Risk	213,400	(1)	—

26	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

(1)	Statement of Assets and Liabilities location: Investments, at value. Purchased options only.
(2)

Includes cumulative unrealized depreciation of futures contracts as reported in the Investment Portfolio and within the components of net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2020, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$70,538,291	(1)(2)(3)	$(13,515,764	)(4)(5)
Foreign Currency Risk	(1,582,250	)(1)	761,050	(4)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments. Purchased options only.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the period ended June 30, 2020 is as follows:

Income Fund	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	354,205,867	—
Written Options Contracts	1,197	—
Futures Contracts	—	$(7,995,953)

Note 4. Securities Lending

Effective January, 7, 2020, the Fund entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of June 30, 2020:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount
$60,938	$60,938	$—	$—
(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at June 30, 2020 are shown in the Schedule of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2020, the cash collateral was invested in repurchase agreements with the following maturities:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$63,675	$—	$—	$—	$63,675

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of

Semi-Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2019, permanent differences chiefly resulting from partnership basis adjustments, return of capital distributions paid by the fund, differences in premium amortization methods for book and tax, foreign currency gains and losses, reorganization expenses, and paydown reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in-Capital
$(162,876)	$162,876

At December 31, 2019, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Other Temporary Differences	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)
$—	$(213,623,033)	$(409,683,245)
(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, REIT basis adjustments and difference in premium amortization methods for book and tax.

As of December 31, 2019, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders.

No Expiration Short-Term(1)	No Expiration Long-Term	Total
$38,056,401	$175,566,632	$213,623,033

During the year ended December 31, 2019, the Fund did not utilize capital carryforwards to offset capital gains.

The tax character of distributions paid during the last two fiscal year/period ended December 31, and the year ended June 30, 2018 is as follows:

	Ordinary Income	Long-term Capital Gain	Return of Capital
2019	$58,214,363	$—	$8,201,030
2018	32,468,254	—	720,948
2018*	49,645,426	—	6,936,337

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
*	Year ended June 30.

Unrealized appreciation and depreciation at June 30, 2020, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$83,439,072	$(597,592,836)	$(514,153,764)	$1,878,769,025

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2019, the Fund did not elect to defer net realized losses incurred from November 1, 2019 through December 31, 2019.

Note 6. Credit Agreement and Reverse Repurchase Agreement

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement (the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A. The Fund is in compliance with the Financing Arrangement.

28	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $350 million, with a maturity date of February 2, 2022. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Financing Arrangement also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature. At June 30, 2020, current outstanding and fair value amounts were $300,000,000 and $300,751,153, respectively, and would be categorized as Level 3 within the fair value hierarchy. The Fund’s average daily balance was $300,000,000 at a weighted average interest rate of 3.02% for the days outstanding.

On March 21, 2017, the Fund entered into a leverage facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to Fund at a rate of one-month LIBOR + 0.50%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice. As of May 15, 2020, this BNP Agreement was terminated with the BNP Entities.

On February 9, 2018, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities. As of May 15, 2020, this Repurchase Agreement was terminated with BNP Securities.

On March 6, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At June 30, 2020, the Fund’s outstanding balance on the Mizuho Securities was $41,396,000. The Fund’s average daily balance was $37,890,456 at a weighted average interest rate of 3.02% for the days outstanding.

Note 7. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2020:

Annual Fee Rate to the Investment Advisor	>1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State Street served as sub-administrator to the Fund.

Semi-Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex overseen by such Trustee based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan. The “Highland Funds Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the period ended June 30, 2020, the Fund paid $197,167 to the dealers as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively,

30	Semi-Annual Report

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June 30, 2020	Highland Income Fund

by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Financial Services Industry Risk

The risk associated with the fact that the Trust’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when

Semi-Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Funds or the financial instruments in which the Fund invests can not yet be determined. A successor rate could impact the liquidity and potentially the value of investments that reference LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Trust, (ii) the cost of temporary borrowing for the Trust, or (iii) the effectiveness of related Trust transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it

32	Semi-Annual Report

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June 30, 2020	Highland Income Fund

wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Preferred stock risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Preferred Share Risk

The risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Trust’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Trust’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued preferred shares.

Real Estate Investment Trust Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Real Estate Market Risk

The Trust is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in NFRO REIT Sub, LLC (the “REIT Subsidiary”), which may cause the Trust’s operating results to suffer. A number of factors may prevent the REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing;

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Structured Finance Securities Risk

A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Trust and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which

34	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended June 30, 2020, were as follows:

U.S Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$77,325,693	$408,342,079	$234,483,187

Note 10. Affiliated Issuers and Other Affiliate Matters

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2020:

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2020 $	Shares at June 30, 2020	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,393,678	1	43,877	—	—	—	(43,877)	1	1,437,555	—
Claymore (Common Stocks)	9,370,190	9	749,789	—	—	—	(749,788)	10	10,119,979	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	58,920,016	47,805,911	3,208,451	—	—	—	2,484,892	53,499,254	62,128,467	6,649,398
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	56,829,000	—	—	—	—	(5,358,000)	51,471,000	57,000,000	4,282,044
Highland Global Allocation Fund (Registered Investment Company)	—	—	197,609	—	—	—	115,691	313,300	48,649	16,346
Highland Income Fund (Registered Investment Company)	—	—	3,009,959	(4,853,219)	—	1,843,260	—	—	—	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	13,442,392	10,753,914	—	—	(58,674)	—	58,674	10,753,914	13,477,340	40,103
NREF OP II, IV, L.P. (LLC Interest)	—	—	22,268,393	—	—	—	(3,618,614)	18,649,779	1,113,420	694,914
NexPoint Real Estate Finance (Common Stocks)	—	—	218,169	—	—	—	77,133	295,302	17,630	7,052
NexPoint Residential Trust (Common Stocks)	—	—	5,324,978	(38,049)	—	—	(73,193)	5,213,736	147,489	7,639
NexPoint Strategic Opportunities Fund (Registered Investment Company)	989,143	17,517,723	1,740,630	—	—	—	(7,087,313)	12,171,040	1,156,943	158,188
NFRO REIT SUB, LLC (Common Stocks)	4,328,483	95,747,521	21,875,000	—	(9,599,985)	—	(8,631,330)	99,391,206	5,425,728	10,697
Omnimax International, Inc. (U.S. Senior Loans, Common Stocks, Warrants)	9,629,768	8,152,216	874,950	—	—	—	(6,472,287)	2,554,879	10,299,501	1,512,313
SFR WLIF I, II, III, LLC (LLC Interest)	90,000,000	88,777,470	—	—	—	—	(13,196,328)	75,581,142	90,000,000	7,804,228

Total	245,073,670	325,583,765	59,511,805	(4,891,268)	(9,658,659)	1,843,260	(42,494,340)	329,894,563	252,372,701	21,182,922

Semi-Annual Report	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	Highland Income Fund

The Investment Adviser has been historically affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and our Investment Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

On August 12, 2020, HCMLP filed of a plan of reorganization (the “Filed Plan”) with the Court in advance of a mediation process to resolve the case (the “Mediation Plan”) involving HCMLP, the official committee of unsecured creditors, and other parties involved in the reorganization proceedings. Under both the Filed Plan and the Mediation Plan (together the “Plans”), HCMLP’s investment and business activities are expected to continue without interruption, including the shared services arrangement with HCMFA. Under this arrangement the Investment Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA is neither party to HCMLP’s bankruptcy filing nor subject to the Plans.

We do not expect HCMLP’s bankruptcy filings to impact its provision of services to HCMFA at this time.

Note 11. New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows to explain the change during the period in the total of cash, restricted cash and cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Fund no longer reports the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statement of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statement of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for consolidated financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

Note 12. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally the fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares	% of Asset Coverage of Indebtedness Excluding Preferred Shares	Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebtedness Including Preferred Shares (2)
6/30/2020	341,396,000	367.02%	486,396,000	287.42%
12/31/2019	419,796,600	337.13%	564,796,600	276.25%
12/31/2018(1)	496,141,100	306.80%	496,141,100	306.80%
6/30/2018	498,563,423	317.70%	498,563,423	317.70%
6/30/2017	N/A	N/A	N/A	N/A
6/30/2016	N/A	N/A	N/A	N/A
6/30/2015	51,500,000	1641.40%	51,500,000	1641.40%
6/30/2014	60,000,000	1577.60%	60,000,000	1577.60%
6/30/2013	N/A	N/A	N/A	N/A
6/30/2012	89,000,000	718.40%	89,000,000	718.40%
6/30/2011	135,000,000	659.90%	135,000,000	659.90%
6/30/2010	115,000,000	606.00%	115,000,000	606.00%
6/30/2009	181,000,000	465.80%	181,000,000	465.80%

[1]	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
[2]	As referenced in Note 1, the Fund issued $145mm in preferred shares subject to the 200% Asset Coverage of Indebtedness requirements under the 40 Act.

36	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2020	Highland Income Fund

Note 13. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2020, NFRO REIT Sub LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4 08(g). This subsidiary is wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

NFRO REIT Sub, LLC June 30, 2020
Balance Sheet:
Current Assets	$5,038,000
Noncurrent Assets	215,463,000

Total Assets	220,501,000
Current Liabilities	8,914,000
Noncurrent Liabilities	125,832,000

Total Liabilities	134,746,000
Preferred Stock	1,000
Non-controlling interest (in consolidated investments)	104,000
Invested Equity	85,650,000

Total Equity	85,755,000

NFRO REIT Sub, LLC For the Year Ended June 30, 2020
Summary of Operations:
Net Sales	$790,000
Gross Profit	(7,445,000)
Net Income	(7,437,000)
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	8,000

Note 14. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes except as noted below.

On August 3, 2020, Jernigan Capital, Inc. (“JCAP”), an owner of self-storage facilities and a leading capital partner for self-storage entrepreneurs nationwide, announced that it had entered into a definitive merger agreement with an affiliate of the Fund, pursuant to which JCAP will be acquired by the Fund, certain of its affiliates and certain third parties in an all-cash transaction valued at approximately $900 million, including debt and preferred stock to be assumed or refinanced.

Semi-Annual Report	37

ADDITIONAL INFORMATION (unaudited)

June 30, 2020	Highland Income Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date;

otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent pay a brokerage commission of $0.04 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to

38	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland Income Fund

include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

To promote loyalty and long-time alignment of interests among the Trust’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Trust’s common shares for a period of at least twelve months through its Shareholder Loyalty Plan (the “Plan”). To participate in the Plan, existing shareholders must open an account (the “Account”) with the Plan’s administrator, Global Shares. Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, Highland will make a corresponding contribution on such participant’s behalf (the “Gross-up”). The Gross-up is determined by Highland and may be adjusted at any point without notice by Highland prospectively from time to time in accordance with the terms of the Plan. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares and Highland has determined the participant’s Gross-up will be 2%, Highland will make a corresponding contribution of $200, or 2% of the total $10,000, to purchase additional Shares for the participant (the “Gross-up Shares”). In addition, Plan participants will not be required to pay any customary purchase commissions or distribution fees on the purchase of shares under the Plan.

Highland will pay all expenses incident to the purchase of shares under the Plan and for operation of the Plan, including the costs of recordkeeping, accounting fees, legal fees and the costs of delivery of stock certificates, if any, to participants; provided, however, that Highland will not pay any expenses incurred in connection with any sale or transfer of shares credited to a participant’s Account. Expenses incurred in connection with any such sales will be deducted from the proceeds of sale prior to any remittance to the participant.

While the portion of the Trust’s common shares that are acquired through the participant’s contribution will vest immediately, the Gross-up Shares will not vest until the first anniversary of the date that the Gross-up Shares were purchased. Vested shares and Gross-up Shares will be held in the Account with Global Shares’ broker, Maxim Group, LLC (“Maxim”). A participant may not sell or otherwise withdraw, pledge, transfer, assign, hypothecate or dispose of any Gross-up Shares prior to the date on which they become vested Shares. Under the Plan, participants must contribute a minimum of $2,500 for purchases of shares in the initial contribution and each subsequent monthly contribution unless Highland, in its sole discretion, decides to permit contributions for a lesser amount. The maximum monthly contribution limit under the Plan is $1,000,000, which amount may be adjusted from time to time by Highland in its sole discretion.

All dividends received on shares that are purchased under the Plan will be automatically reinvested through the Plan. Shares acquired through the reinvestment of dividends paid to the holder of a vested share will vest immediately. Shares acquired through the reinvestment of dividends paid to the holder of a non-vested Gross-up share will vest on the first anniversary of the reinvest date. In addition, for dividends paid to holders of vested shares, Highland will provide a Gross-up on the amount of such reinvested dividends.

Maxim maintains all shareholders’ accounts in the Plan and, upon request, furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by Maxim on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Global Shares and Maxim will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Highland reserves the right to amend or terminate the Plan. To help align the interests of Highland’s employees with the interests of the Trust’s shareholders, Highland also offers the Plan to its employees.

Participants in the Plan should be aware that their receipt of Gross-up Shares under the Plan constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Plan accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Plan are subject to U.S. federal, state or local taxes, the Trust, any participating affiliate of the Trust or the agent for the Plan may satisfy its tax withholding obligation by (1) withholding shares allocated to the participant’s account or (2) deducting cash from the participant’s account. Plan participants should consult their tax advisers regarding the tax consequences to them of participating in the Plan.

The Plan may create an incentive for shareholders to invest additional amounts in the Trust. Because the Adviser’s management fee is based on a percentage of the assets of

Semi-Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland Income Fund

the Trust, the Plan will result in increased net revenues to Highland if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Plan.

Change in Independent Registered Public Accounting Firms:

On June 8, 2020, the Fund dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Funds approved the appointment of Cohen & Company (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on August 7, 2020. During the Fund’s year ended December 31, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was also the auditor of the Fund for the year ended December 31, 2018. During the year ended December 31, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Fund, nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Fund provided PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation SK and requested that PwC furnish the Fund with letters addressed to the SEC, pursuant to Item 304(a) stating their agreement with the statements made and, if not, stating the respects in which they do not agree, including any new information, clarification of the Fund’s expression of its view, or the respects in which it does not agree with the statements made by the Fund in response to Item 304(a).

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 12, 2020. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2023 Annual Meeting or until his successor is duly elected and qualifies, by the holders of the Fund’s 5.375% Series A Cumulative Preferred Shares.	3,911,774	448,495

In addition to the one Trustee who was elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: John Honis, Ethan Powell and Bryan A. Ward.

40	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2020	Highland Income Fund

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

Semi-Annual Report	41

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Income Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-357-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

42	Semi-Annual Report

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Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Income Fund	Semi-Annual Report, June 30, 2020

www.highlandfunds.com	HIF-SAR-0620

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in Highland Income Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by “affiliated purchasers” during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

May 1 through May 31, 2020[1]	412,008	8.67	412,008	2,884,354

[1]	Purchases by the Registrant as a part of the Registrant’s Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

As of the period covered by this report, we, including our president and chief financial officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based upon that evaluation and subject to the foregoing, our president and chief financial officer concluded that the Registrant’s disclosure controls and procedures were not effective as of June 30, 2020, due to the ongoing material weakness in its internal control over financial reporting described below.

Material Weaknesses in Internal Control over Financial Reporting

Management previously identified a material weakness as of December 31, 2019, which remained as of June 30, 2020, that the Adviser’s disclosure controls and procedures were not effective due to a material weakness over the application of fair value accounting with respect to the validation of fair value methodologies. Specifically, the controls were not sufficiently designed to ensure the appropriateness of the fair value determinations reached for Level 3 real estate-related holdings. While this control deficiency did not result in a misstatement, it could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness. Additionally, the Material Weakness could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Remediation of Material Weaknesses in Internal Control over Financial Reporting

Management has developed a plan to remediate the material weakness described above. Management utilizes one or more independent valuation experts as part of its existing valuation process for Level 3 real estate-related holdings. Management has undertaken additional review procedures by designating a member of the Valuation Committee to monitor and report to the Valuation Committee to ensure that for significant real estate-related holdings, fair values for such holdings are validated through one or more other valuation techniques that are acceptable under ASC 820.

We are committed to continuing to improve our internal control processes and will continue to review, optimize and enhance our financial reporting controls and procedures. As we continue to evaluate and work to improve our internal control over financial reporting, we may take additional measures to address control deficiencies, or we may modify, or in appropriate circumstances not continue, certain of the remediation measures described above.

We believe the measures already implemented as described above will facilitate the remediation of the control deficiencies we have identified and strengthen our internal control over financial reporting. Based on the steps we have taken to date and the anticipated timing of appropriate test work to ensure adequate design and operating effectiveness of such steps, we expect that the remediation of the Material Weakness will be completed on or about September 30, 2020. We cannot assure you, however, that the steps already taken will remediate such weaknesses, nor can we be certain of whether additional actions will be required or the costs of any such actions. The Material Weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b)

Changes in Internal Controls. Other than the completed enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INCOME FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: September 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: September 10, 2020